UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 OR 15(d) of the
                         Securities Exchange Act of 1934


                 Date of Event Requiring Report: March 14, 2003
                                                ------------------


                          INTERNATIONAL WIRELESS, INC.
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             (Exact name of Registrant as Specified in Its Charter)


           Maryland                     000-27045              36-4286069
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(State or Other Jurisdiction    (Commission File Number)     (IRS Employer
of Incorporation)                                          Identification No.)


                              120 Presidential Way
                                Woburn, MA 01801
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                    (Address of Principal Executive Offices)


       Registrant's telephone number, including area code: (781) 939-7252
                                                          ------------------


           -----------------------------------------------------------
          (Former name or former address, if changes since last report)


ITEM  5.  OTHER EVENTS.

     By a Special Meeting of the Directors held on the 12th day of March, 2003 at the Company's office in Woburn, Massachusetts, all the directors present in person or by telephone, it was unanimously approved that Christien A. Ducker be appointed as the Company's interim President.

     Ms. Ducker, a current member of the Board of Directors, brings her extensive experience as a successful consultant to a variety of Fortune 500 companies including AT&T and Anheiser Bush. She has international experience as a founder, partner, manager, executive officer and CEO in a variety of industries including automobile dealerships, internet business solutions, data management and Telecommunications. She has been working with development teams in major financial, telecommunications and manufacturing companies to establish their internet and intranet initiatives. She has studied economics and political science at the London School of Economics and International Business Law at the University of Southern California.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  March 14, 2003                   International Wireless, Inc.
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                                         (Registrant)

                                          /s/  Christien A. Ducker
                                         --------------------------------------
                                         Christien A. Ducker, Interim President

                                          /s/  Michael Dewar
                                         --------------------------------------
                                         Michael Dewar, Treasurer & COO

                                          /s/  Jerry Gruenbaum
                                         --------------------------------------
                                         Jerry Gruenbaum, Secretary